UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 28, 2006
                                                           -------------

                             HILL INTERNATIONAL,INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-50781            20-0953973
------------------------------     -----------------   ------------------------
(State or Other Jurisdiction          (Commission          (IRS Employer
      of Incorporation)              File Number)       Identification No.)


        303 Lippincott Centre, Marlton, NJ                      08053
------------------------------------------------         --------------------
      (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code: (856) 810-6200
                                                    --------------

                        Arpeggio Acquisition Corporation
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01 Changes in Registrant's Certifying Accountant.

      (a) On June 28, 2006, Arpeggio Acquisition Corporation (the "Company") dismissed BDO Seidman, LLP as its independent registered public accountants in connection with the closing that day of the merger of Hill International, Inc. with and into the Company. The decision was approved by the Board of Directors of the Company. In connection with the merger, the Company changed its name to Hill International, Inc.

      The report of BDO Seidman, LLP on the Company's balance sheets as of December 31, 2005 and 2004, and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 2005, the period ended December 31, 2004 and the period from April 2, 2004 (inception) to December 31, 2005, respectively, did not contain an adverse opinion or disclaimer of opinion. However, such report dated February 28, 2006 contained an explanatory paragraph relating to the ability of the Company to continue as a going concern.

      During the Company's fiscal periods ended December 31, 2005 and 2004 and during the subsequent interim periods preceding the termination, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP would have caused BDO Seidman, LLP to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

      There were no reportable events as described in Item 304 (a)(i)(v) of Regulation S-B during the period from April 2, 2004 (inception) to December 31, 2005.

      The Company requested that BDO Seidman, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company's statements in this Item 4.01(a). A copy of the letter furnished by BDO Seidman, LLP in response to that request, dated June 28, 2006, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

      (a)   Financial statements of business acquired. None.

      (b)   Pro forma financial information. None.

      (c)   Shell Company Transactions. None.

      (d)   Exhibits.


      Exhibit Number                Description

            16.1 Letter from BDO Seidman, LLP dated June 28, 2006 regarding change in certifying accountant.


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


                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HILL INTERNATIONAL, INC.



                                  By: /s/ Irvin E. Richter
                                      --------------------
                                  Name:  Irvin E. Richter
Dated: June 30, 2006              Title: Chairman and
                                         Chief Executive Officer


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